                                   [GRAPHIC]

                                             ANNUAL REPORT AUGUST 31, 1999

OPPENHEIMER
DEVELOPING
MARKETS FUND


                 [LOGO] OPPENHEIMER FUNDS-REGISTERED TRADEMARK-
                             THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS
-------------------------------------------------------------------------------


     CONTENTS

     3  President's Letter

     5  An Interview
        with Your Fund's
        Manager

     9  Fund Performance

    13  Financial
        Statements

    32  Independent
        Auditors' Report

    33  Federal
        Income Tax
        Information

    34  Officers and Trustees

    35  OppenheimerFunds
        Family

    36  Information and
        Services


EMERGING MARKETS HAVE RALLIED DRAMATICALLY IN 1999 after weathering the global financial crises in 1998.

Early in 1999, WE TOOK ADVANTAGE OF ATTRACTIVE VALUATIONS IN LATIN AMERICA when stock markets there declined temporarily in the wake of Brazil's currency devaluation.

We have found companies around the world where a COMMITMENT TO SHAREHOLDER VALUE IS CENTRAL TO DECISION MAKING.



AVERAGE ANNUAL
TOTAL RETURNS
For the 1-Year Period
Ended 8/31/99*

Class A
Without                  With
Sales Chg.               Sales Chg.
-----------------------------------
49.92%                   41.30%

Class B
Without                  With
Sales Chg.               Sales Chg.
-----------------------------------
48.81%                   43.81%

Class C
Without                  With
Sales Chg.               Sales Chg.
-----------------------------------
48.98%                   47.98%






NOT FDIC INSURED
NO BANK GUARANTEE
MAY LOSE VALUE

* See page 12 for further details.


                      2 OPPENHEIMER DEVELOPING MARKETS FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Developing Markets
Fund


DEAR SHAREHOLDER,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

     On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

     The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

     Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

     In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.

     At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.


                      3 OPPENHEIMER DEVELOPING MARKETS FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

     Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
September 22, 1999



                      4 OPPENHEIMER DEVELOPING MARKETS FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW DID OPPENHEIMER DEVELOPING MARKETS FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED AUGUST 31, 1999?

A. We are very pleased with the Fund's performance over the past year, despite difficulties caused by last fall's global financial crisis. We attribute our good absolute performance to our stock selection strategy. Unlike some other emerging markets equity funds, which attempt to replicate the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, we seek to identify individual companies that we believe will benefit from long-term growth trends worldwide, regardless of their countries' weighting in the index.

[PHOTO]
PORTFOLIO MANAGEMENT TEAM (L TO R)
Frank Jennings
Rajeev Bhaman
(Portfolio Manager)


WHY HAVE THE EMERGING MARKETS BEEN SO VOLATILE OVER THE PAST YEAR?

When the reporting period began on September 1, 1998, most emerging markets were in the midst of a global financial crisis that began in Southeast Asia and spread to Russia and, eventually, Latin America. Concerned investors pulled their capital out of these regions, decreasing the liquidity of their financial markets. As a result, even fundamentally sound companies encountered difficulties raising the capital they needed. With few buyers and many sellers in the market, stock prices plummeted. The U.S. Federal Reserve Board and many other nations' central banks responded by reducing short-term interest rates last fall in an attempt to stimulate global economic growth and restore liquidity to the financial markets.

     This strategy worked. By the first quarter of 1999, evidence appeared that the worst of the financial crisis was over. As economic conditions gradually improved, investors became more comfortable committing capital to investments in the emerging markets. As a result, stocks in many of these markets rose sharply over the first eight months of the year.

                     5 OPPENHEIMER DEVELOPING MARKETS FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

"IN ADDITION TO A DEMONSTRATED ABILITY TO RUN THEIR COMPANIES' OPERATIONS, WE BELIEVE THAT HONESTY AND INTEGRITY ARE IMPORTANT MANAGEMENT CHARACTERISTICS THAT ULTIMATELY SHOULD BENEFIT SHAREHOLDERS."
--------------------------------------------------------------------------------

WHERE DID YOU FIND THE MOST ATTRACTIVE OPPORTUNITIES IN THIS ENVIRONMENT?

In our view, the location of a business is less important than the nature of the business. Accordingly, we look for the best companies we can find, including those most likely to benefit from four key long-term global trends: new technologies, corporate restructuring, mass affluence and, to a lesser extent, aging populations. The mix of countries represented in the Fund is an outgrowth of our company-by-company evaluation process.

     With that said, we found many attractive companies in Latin America, including Brazil and Mexico. In fact, Brazil's currency devaluation in January provided an opportunity to purchase sound businesses at very inexpensive prices. One example is Embraer-Empresa Brasileira de Aeronautica SA. This Brazilian aircraft company is the world's leading manufacturer of small jets for the regional airline market. They've had enormous success in selling their jets to large U.S. and European airlines for commuter and regional routes.

     We also own stocks of companies in Asian markets such as Singapore and Hong Kong. Unlike the MSCI Emerging Markets Free Index, however, we have little exposure to Korea, which ranked as the best-performing emerging market over the first eight months of 1999. We have generally avoided companies in Korea because we do not believe that their managements are committed to enhancing long-term shareholder value.

     As always, investing in foreign securities entails additional expenses and risks, including foreign currency fluctuations.




                     6 OPPENHEIMER DEVELOPING MARKETS FUND

AVERAGE ANNUAL TOTAL RETURNS
For the Period Ended 9/30/99(1)

Class A           Since
         1 year   Inception
---------------------------
         40.09%   5.07%

Class B           Since
         1 year   Inception
---------------------------
         42.53%   5.48%

Class C           Since
         1 year   Inception
---------------------------
         46.56%   6.44%

HOW DO YOU JUDGE THE QUALITY OF A COMPANY'S MANAGEMENT?

We spend a great deal of time visiting personally and speaking with the management of many of the companies whose stocks we own or are considering for the portfolio. In addition to a demonstrated ability to run their companies' operations, we believe that honesty and integrity are important characteristics that ultimately should benefit shareholders.

WHAT TYPES OF BUSINESSES HAVE BEEN MOST ATTRACTIVE?

We own a variety of software and media content businesses around the world that create programs for computers and entertainment purposes, respectively. In fact, we believe that investing in content providers may be the best way to participate in the growth of the Internet. Unlike highly volatile technology companies, content providers do not face the possibility that their products may soon be obsolete. As a result, they may be in the best position to benefit from the explosion of demand for entertainment and information from consumers worldwide.

     We have also focused on financial institutions that provide the capital local companies need to grow. In some parts of the world, these companies provide the only financing opportunities available to their customers. Consequently, we believe that these companies will grow in tandem with their regional economies.

     In our opinion, providers of high quality/low cost housing represent another compelling opportunity. As standards of living rise in the emerging markets, companies that provide quality housing at low costs should prosper.



1. See page 12 for further details.

                     7 OPPENHEIMER DEVELOPING MARKETS FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK FOR THE FORESEEABLE FUTURE?

We believe that the future is bright in the emerging markets, but that short-term volatility should be expected. These are countries with young populations and are in the early stages of economic development. If they follow a prudent course that gives people the opportunity to enrich themselves in an appropriate manner, we believe that they will be very exciting places to invest over the long term. In fact, finding opportunities for long-term investments in the emerging markets is an important part of what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

REGIONAL ALLOCATION(2)

[PIE CHART]

- Latin America   38.0%
- Asia            33.6
- Emerging
   Europe         18.9
- Middle East/
   Africa          9.0
- U.S./Canada      0.5


TOP FIVE INDUSTRIES(2)
----------------------------------------------------------
Banks                                                13.0%
----------------------------------------------------------
Autos & Housing                                       9.5
----------------------------------------------------------
Broadcasting                                          9.3
----------------------------------------------------------
Insurance                                             9.0
----------------------------------------------------------
Aerospace/Defense                                     8.7



TOP 10 STOCK HOLDINGS(2)
----------------------------------------------------------
Embraer-Empresa Brasileira de Aeronautica SA          8.6%
----------------------------------------------------------
Dairy Farm International Holdings Ltd.                3.6
----------------------------------------------------------
Pliva d.d., Sponsored GDR                             3.5
----------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                      3.4
----------------------------------------------------------
ICICI Ltd., GDR                                       3.4
----------------------------------------------------------
Lusomundo SGPS SA                                     3.2
----------------------------------------------------------
Courts (Singapore) Ltd.                               3.1
----------------------------------------------------------
Espirito Santo Financial Group, ADR                   2.8
----------------------------------------------------------
Cia Paranaense Energia, Sponsored ADR                 2.7
----------------------------------------------------------
Teletypos SA                                          2.5



2. Portfolio is subject to change. Percentages are as of August 31, 1999, and are based on total market value of investments.



                     8 OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY THE MANAGER, OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 1999, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year that ended August 31, 1999, Oppenheimer Developing Markets Fund provided good absolute performance, but trailed its benchmark, the Morgan Stanley Capital International
(MSCI) Emerging Markets Free Index. The Fund manager does not necessarily attempt to replicate the country allocation of the index. Rather, the manager seeks out good companies worldwide, including those most likely to benefit from four key long-term global trends: new technologies, corporate restructuring, mass affluence and, to a lesser extent, aging populations. The mix of countries represented in the Fund is an outgrowth of this company-by- company evaluation process. Over the period, the Fund benefited from its investments in companies in Latin America, Asia, Western Europe and other emerging markets. However, the Fund did not invest substantially in Korean companies, which represented the top-performing component of the index. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held from the inception date of November 18, 1996, until August 31, 1999. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares.

     The Fund's performance is compared to the performance of the MSCI Emerging Markets Free Index, an unmanaged capitalization-weighted equity index of issuers located in 25 developing markets. The MSCI Emerging Markets Free Index is widely recognized as a measure of performance in developing markets.

     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs show the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the MSCI Emerging Markets Free Index.



                      9 OPPENHEIMER DEVELOPING MARKETS FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Developing Markets Fund (Class A) and Morgan Stanley Capital International (MSCI) Emerging Markets Free Index

[GRAPH]

OPPENHEIMER DEVELOPING MARKETS FUND CLASS A           $11,534
MSCI EMERGING MARKETS FREE INDEX                      $ 8,538

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 8/31/99(1)
1 YEAR 41.30%   LIFE 5.25%

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Developing Markets Fund (Class B) and Morgan Stanley Capital International (MSCI) Emerging Markets Free Index

[GRAPH]

OPPENHEIMER DEVELOPING MARKETS FUND CLASS B           $11,662
MSCI EMERGING MARKETS FREE INDEX                      $ 8,538

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 8/31/99(1)
1 YEAR 43.81%    LIFE 5.67%


1. See page 12 for further details.
Past performance is not predictive of future performance.


             10 OPPENHEIMER DEVELOPING MARKETS FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Developing Markets Fund (Class C) and Morgan Stanley Capital International (MSCI) Emerging Markets Free Index

[GRAPH]

OPPENHEIMER DEVELOPING MARKETS FUND CLASS C           $11,980
MSCI EMERGING MARKETS FREE INDEX                      $ 8,538

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 8/31/99(1)
1 YEAR 47.98%    LIFE 6.70%







The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information in the graphs for MSCI Emerging Markets Free Index begins on 11/30/96.

                     11 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown

CLASS A shares were first publicly offered on 11/18/96. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares were first publicly offered on 11/18/96. Class B returns include applicable contingent deferred sales charges of 5% (1-year) and 3% (since inception). Class B shares are subject to a 0.75% annual asset-based sales charge. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

CLASS C shares were first publicly offered on 11/18/96. Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.



                     12 OPPENHEIMER DEVELOPING MARKETS FUND

                                                                      FINANCIALS





                     13 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS August 31, 1999
--------------------------------------------------------------------------------


                                                                    MARKET VALUE
                                                           SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS--98.6%
-------------------------------------------------------------------------------
BASIC MATERIALS--0.7%
--------------------------------------------------------------------------------
METALS--0.7%
Caemi Mineracao e Metalurgia SA, Preference            15,300,000   $   485,600
-------------------------------------------------------------------------------
CAPITAL GOODS--9.1%
-------------------------------------------------------------------------------
AEROSPACE/DEFENSE--8.7%
Embraer--Empresa Brasileira de Aeronautica SA           2,059,500     5,732,883
-------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.4%
MacMillian India MC(1)                                     21,500       247,319
-------------------------------------------------------------------------------
COMMUNICATION SERVICES--5.8%
-------------------------------------------------------------------------------
TELEPHONE UTILITIES--5.1%
Telecomunicacoes do Rio de Janeiro SA, Preference(1)   17,018,554       243,419
-------------------------------------------------------------------------------
Telemar                                               146,000,000     1,289,116
-------------------------------------------------------------------------------
Telesp Participacoes SA                                25,950,000       276,789
-------------------------------------------------------------------------------
Videsh Sanchar Nigam Ltd., GDR(2)                         108,600     1,533,975
                                                                      ---------
                                                                       3,343,299

-------------------------------------------------------------------------------
TELECOMMUNICATIONS-WIRELESS--0.7%
Tele Sudeste Celular Participacoes SA                  18,200,000        46,306
-------------------------------------------------------------------------------
Telesp Celular Participacoes SA                        18,200,000        79,544
-------------------------------------------------------------------------------
Telesp Celular SA, Cl. B, Preference                    6,800,000       309,581
                                                                      ---------
                                                                        435,431

-------------------------------------------------------------------------------
CONSUMER CYCLICALS--19.9%
-------------------------------------------------------------------------------
AUTOS & HOUSING--9.5%
Brazil Realty SA, GDR(3)                                   57,800       624,962
-------------------------------------------------------------------------------
Corporacion GEO, SA de CV, Series B(1)                    261,500       874,108
-------------------------------------------------------------------------------
Courts (Singapore) Ltd.                                 3,405,000     2,062,085
-------------------------------------------------------------------------------
Ellerine Holdings Ltd.                                    125,000       493,272
-------------------------------------------------------------------------------
Grupo Accion SA de CV, Series B(1)                      3,443,000     1,541,850
-------------------------------------------------------------------------------
Solidere, GDR(1, 2)                                        81,500       682,562
                                                                      ---------
                                                                      6,278,839

-------------------------------------------------------------------------------
CONSUMER SERVICES--0.9%
Art Marketing Syndicate SA(1)                              52,830       591,732
-------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.9%
Danubius Hotel & Spa Rt.(1)                                29,200       607,643


                     14 OPPENHEIMER DEVELOPING MARKETS FUND


                                                                    MARKET VALUE
                                                           SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 MEDIA--8.6%
 Hurriyet Gazetecilik ve Matbaacilik AS                53,300,000     $  376,796
--------------------------------------------------------------------------------
 Lusomundo SGPS SA(1)                                     161,100      2,126,978
--------------------------------------------------------------------------------
 Naspers Ltd., N Shares                                   190,500        928,720
--------------------------------------------------------------------------------
 Primedia Ltd., N Shares                                  535,000        655,353
--------------------------------------------------------------------------------
 Singapore Press Holdings Ltd.                             29,700        493,746
--------------------------------------------------------------------------------
 Times Publishing Ltd.                                    562,000      1,101,132
                                                                       ---------
                                                                       5,682,725

--------------------------------------------------------------------------------
 CONSUMER STAPLES--20.8%
--------------------------------------------------------------------------------
 BEVERAGES--0.8%
 Serm Suk Public Co. Ltd.                                 117,300        535,213
--------------------------------------------------------------------------------
 BROADCASTING--9.3%
 Grupo Radio Centro SA de CV, Sponsored ADR               155,100        756,113
--------------------------------------------------------------------------------
 Grupo Televisa SA, Sponsored GDR(1,2)                     61,900      2,251,613
--------------------------------------------------------------------------------
 Teletypos SA                                              63,260      1,674,702
--------------------------------------------------------------------------------
 Television Broadcasts Ltd.                               333,000      1,483,826
                                                                       ---------
                                                                       6,166,254

--------------------------------------------------------------------------------
 FOOD--2.5%
 Cresud SA                                                600,720        630,835
--------------------------------------------------------------------------------
 Parry's Confectionary Ltd.(1)                            149,150        531,868
--------------------------------------------------------------------------------
 Rolimpex SA(1)                                           350,000        483,437
                                                                       ---------
                                                                       1,646,140

--------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--5.0%
 Dairy Farm International Holdings Ltd.                 2,366,000      2,354,170
--------------------------------------------------------------------------------
 PT Hero Supermarket(1)                                 3,976,500        971,486
                                                                       ---------
                                                                       3,325,656

--------------------------------------------------------------------------------
 HOUSEHOLD GOODS--2.1%
 Grupo Casa Autrey SA de CV, Sponsored ADR(1)             263,000        887,625
--------------------------------------------------------------------------------
 Hindustan Lever Ltd.                                          56          3,433
--------------------------------------------------------------------------------
 Marico Industries Ltd.                                    41,900        516,687
                                                                       ---------
                                                                       1,407,745

--------------------------------------------------------------------------------
 TOBACCO--1.1%
 Eastern Tobacco Co.(1)                                      26,500        611,537
--------------------------------------------------------------------------------
 Kothari Products Ltd.                                     28,200        109,644
                                                                       ---------
                                                                         721,181

                   15 OPPENHEIMER DEVELOPING MARKETS FUNDNOTES


STATEMENT OF INVESTMENTS continued
--------------------------------------------------------------------------------


                                                                    MARKET VALUE
                                                           SHARES     SEE NOTE 1
--------------------------------------------------------------------------------

 FINANCIAL--25.8%
--------------------------------------------------------------------------------
 BANKS--13.0%
 Banco BHIF, Sponsored ADR                                 73,500     $1,139,250
--------------------------------------------------------------------------------
 Banco Pinto & Sotto Mayor SA                              79,000      1,461,903
--------------------------------------------------------------------------------
 Commercial International Bank, Sponsored GDR              78,750        657,563
--------------------------------------------------------------------------------
 Espirito Santo Financial Group, ADR                      117,950      1,872,456
--------------------------------------------------------------------------------
 Grupo Financiero Banorte SA de CV(1)                   1,317,000      1,578,367
--------------------------------------------------------------------------------
 Grupo Financiero Inbursa, SA de CV(1)                    509,770      1,521,907
--------------------------------------------------------------------------------
 Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR    23,000        402,500
                                                                       ---------
                                                                       8,633,946

--------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--3.8%
 Housing Development Finance Corp. Ltd.                    50,000        297,243
--------------------------------------------------------------------------------
 ICICI Ltd.                                                 6,200         11,475
--------------------------------------------------------------------------------
 ICICI Ltd., GDR(2)                                       238,125      2,232,422
                                                                       ---------
                                                                       2,541,140

--------------------------------------------------------------------------------
 INSURANCE--9.0%
 Adamjee Insurance Co. Ltd.                               989,975        744,293
--------------------------------------------------------------------------------
 AXA China Regional Ltd.                                1,695,000      1,189,677
--------------------------------------------------------------------------------
 Aksigorta AS                                          46,766,000      1,180,731
--------------------------------------------------------------------------------
 Fubon Insurance Co., GDR(1)                               25,000        256,250
--------------------------------------------------------------------------------
 Liberty Life Assn. Africa Ltd.                            50,144        587,859
--------------------------------------------------------------------------------
 Sanlam Ltd.(1)                                           500,000        596,037
--------------------------------------------------------------------------------
 Towarzystwo Ubezpieczen i Reasekuracji Warta SA           48,263      1,405,988
                                                                       ---------
                                                                       5,960,835

--------------------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUSTS--0.0%
 Unit Trust of India-Masterplus 91(1)                      10,100          5,658
--------------------------------------------------------------------------------
 HEALTHCARE--7.9%
--------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--7.9%
 Cheminor Drugs Ltd.                                      136,600      1,669,546
--------------------------------------------------------------------------------
 Dr. Reddy's Laboratories Ltd.                             30,500        870,032
--------------------------------------------------------------------------------
 Pliva d.d., Sponsored GDR(2)                             167,900      2,333,810
--------------------------------------------------------------------------------
 Sun Pharmaceutical Industries Ltd.                        18,600        321,988
                                                                       ---------
                                                                       5,195,376


                   16 OPPENHEIMER DEVELOPING MARKETS FUND



                                                                    MARKET VALUE
                                                           SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 MANUFACTURING--1.6%
--------------------------------------------------------------------------------
 CAPITAL GOODS--1.6%
 Haci Omer Sabanci Holding AS, ADR(1)                     197,800     $1,073,065
--------------------------------------------------------------------------------
 TRANSPORTATION--0.6%
--------------------------------------------------------------------------------
 RAILROADS & TRUCKERS--0.6%
 Guangshen Railway Co. Ltd., Sponsored ADR                 61,300        379,294
--------------------------------------------------------------------------------
 UTILITIES--6.4%
--------------------------------------------------------------------------------
 ELECTRIC UTILITIES--5.7%
 Cia de Eletricidade do Estado da Bahia                22,360,000        692,223
--------------------------------------------------------------------------------
 Cia de Eletricidade do Estado da Bahia, Preference    25,150,000        775,979
--------------------------------------------------------------------------------
 Cia de Saneamento Basico do Estado de Sao Paulo        6,900,126        454,156
--------------------------------------------------------------------------------
 Cia Paranaense Energia, Sponsored ADR,
   Preference B Shares                                    264,800      1,820,500
                                                                       ---------
                                                                       3,742,858

--------------------------------------------------------------------------------
 GAS UTILITIES--0.7%
 Aygaz AS                                               5,921,000        458,440
--------------------------------------------------------------------------------
 Total Common Stocks (Cost $67,008,718)                               65,198,272

                                                            UNITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%
 PT Pan Indonesia Bank Wts., Exp. 6/00 (Cost $3,112)      404,558         23,721

                                                                FACE
                                                              AMOUNT(4)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 CONVERTIBLE CORPORATE BONDS AND NOTES--1.2%

 Grupo Financiero Banorte SA de CV, 24.90%
 Nts., 12/5/02(3, 5) [MXP] (Cost $890,227)             $7,730,000        811,842

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--0.5%

 Repurchase agreement with First Chicago Capital
 Markets, 5.41%, dated 8/31/99, to be repurchased
 at $300,045 on 9/1/99, collateralized by U.S. Treasury
 Nts., 4%-6.375%, 11/30/99-2/28/03, with a value of
 $297,347, and U.S. Treasury Bills, 9/15/99, with a
 value of $8,883 (Cost $300,000)                          300,000        300,000

--------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $68,202,057)             100.3%    66,333,835
--------------------------------------------------------------------------------

 LIABILITIES IN EXCESS OF OTHER ASSETS                       (0.3)      (195,726)
                                                      --------------------------

 NET ASSETS                                                100.0%    $66,138,109
                                                      --------------------------
                                                      --------------------------


                     17 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

 1. Non-income-producing security.
 2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $9,034,382 or 13.66% of the Fund's net assets as of August 31, 1999.
 3. Identifies issues considered to be illiquid or restricted-See Note 6 of Notes to Financial Statements.
 4. Face amount is reported in U.S. Dollars, except for those denoted in the following currency:
 MXP   Mexican Peso
 5. Represents the current interest rate for a variable rate security.

 DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHIC DIVERSIFICATION                             MARKET VALUE       PERCENT
---------------------------------------------------------------------------------------------------------------------------
Brazil                                                $13,233,560           20.0%
Mexico                                                 10,223,424           15.4
India                                                   8,351,289           12.6
Singapore                                               6,011,134            9.1
Portugal                                                5,461,337            8.2
South Africa                                            3,261,240            4.9
Turkey                                                  3,089,032            4.7
Hong Kong                                               2,673,503            4.0
Poland                                                  2,481,157            3.7
Croatia                                                 2,333,810            3.5
Greece                                                  1,674,702            2.5
Egypt                                                   1,269,099            1.9
Chile                                                   1,139,250            1.7
Indonesia                                                 995,207            1.5
Pakistan                                                  744,293            1.1
Lebanon                                                   682,563            1.0
Argentina                                                 630,835            1.0
Hungary                                                   607,643            0.9
Thailand                                                  535,213            0.8
China                                                     379,294            0.6
United States                                             300,000            0.5
Taiwan                                                    256,250            0.4
                                                       -------------------------
Total                                                  $66,333,835         100.0%
                                                       -------------------------
                                                       -------------------------

See accompanying Notes to Financial Statements.



                     18 OPPENHEIMER DEVELOPING MARKETS FUND


STATEMENT OF ASSETS AND LIABILITIES    August 31, 1999
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $68,202,057)--see accompanying statement                            $ 66,333,835
------------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $351,896)                                                             351,739
------------------------------------------------------------------------------------------------------------
Cash                                                                                                  36,089
------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                   143,250
Interest and dividends                                                                                64,594
Other                                                                                                  1,534
                                                                                                ------------

Total assets                                                                                      66,931,041

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
LIABILITIES

Payables and other liabilities:
Shares of beneficial interest redeemed                                                               422,148
Investments purchased                                                                                201,845
Transfer and shareholder servicing agent fees                                                         49,809
Shareholder reports                                                                                   48,202
Distribution and service plan fees                                                                    27,341
Trustees' compensation--Note 1                                                                        27,085
Other                                                                                                 16,502
                                                                                                 -----------

Total liabilities                                                                                    792,932

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $ 66,138,109
                                                                                                ------------
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS

Paid-in capital                                                                                 $ 72,039,642
------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                  272,716
------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                                                     (4,305,388)
------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                          (1,868,861)
                                                                                                ------------
Net assets                                                                                      $ 66,138,109
                                                                                                ------------
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$40,046,310 and 3,512,609 shares of beneficial interest outstanding)                            $      11.40
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                     $      12.10
------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,027,728
and 1,860,439 shares of beneficial interest outstanding)                                        $      11.30
------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,064,071
and 447,940 shares of beneficial interest outstanding)                                          $      11.31

See accompanying Notes to Financial Statements.


                     19 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $104,476)                                        $  1,469,473
------------------------------------------------------------------------------------------------------------

Interest (net of foreign withholding taxes of $10,555)                                               249,574
                                                                                                ------------
Total income                                                                                       1,719,047

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
EXPENSES

Management fees--Note 4                                                                              495,616
------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                298,897
------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                               72,958
Class B                                                                                              164,077
Class C                                                                                               40,169
------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                   95,299
------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                           85,228
------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                           21,835
------------------------------------------------------------------------------------------------------------
Deferred organization expenses                                                                        20,084
------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                           3,091
------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                     2,259
------------------------------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                                                         1,942
------------------------------------------------------------------------------------------------------------
Other                                                                                                 19,317
                                                                                               -------------
Total expenses                                                                                     1,320,772
Less expenses paid indirectly--Note 1                                                                 (3,316)
                                                                                               -------------
Net expenses                                                                                       1,317,456

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                401,591

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments                                                                                          223,603
Foreign currency transactions                                                                     (2,183,419)
                                                                                               -------------
Net realized loss                                                                                 (1,959,816)

------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                       21,871,765
Translation of assets and liabilities denominated in
foreign currencies                                                                                (1,118,131)
                                                                                              ---------------
Net change                                                                                        20,753,634
                                                                                              ---------------
Net realized and unrealized gain                                                                  18,793,818

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $ 19,195,409
                                                                                              --------------
                                                                                              --------------

 See accompanying Notes to Financial Statements.


                     20 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended August 31,                                                     1999            1998
OPERATIONS

Net investment income                                             $    401,591    $    325,991
----------------------------------------------------------------------------------------------
Net realized loss                                                   (1,959,816)     (1,208,391)
----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation               20,753,634     (23,812,757)
                                                                  ----------------------------
Net increase (decrease) in net assets resulting from operations     19,195,409     (24,695,157)

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income:
Class A                                                               (299,233)       (246,812)
Class B                                                                (57,849)        (28,433)
Class C                                                                 (9,462)        (13,196)
----------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                               (217,044)     (1,271,220)
Class B                                                               (123,480)       (679,498)
Class C                                                                (27,449)       (163,333)

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS

Net increase in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                              5,563,014       2,205,847
Class B                                                              2,081,959       1,248,778
Class C                                                                519,729       1,358,951

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
NET ASSETS

Total increase (decrease)                                           26,625,594     (22,284,073)
----------------------------------------------------------------------------------------------
Beginning of period                                                 39,512,515      61,796,588
                                                                  ----------------------------

End of period (including undistributed net investment
income of $272,716 and $160,789, respectively)                    $ 66,138,109    $ 39,512,515
                                                                  ----------------------------
                                                                  ----------------------------

 See accompanying Notes to Financial Statements.

                     21 OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS


CLASS A      YEAR ENDED AUGUST 31,                            1999      1998     1997(1)
-----------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                     $   7.76    $12.82  $ 10.00
-----------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                         .10       .11      .07
 Net realized and unrealized gain (loss)                      3.71     (4.62)    2.75
                                                          -------------------------------
 Total income (loss) from investment
 operations                                                   3.81     (4.51)    2.82
-----------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                         (.10)     (.09)      --
 Distributions from net realized gain                         (.07)     (.46)      --
                                                          -------------------------------
 Total dividends and distributions
 to shareholders                                              (.17)     (.55)      --
-----------------------------------------------------------------------------------------
 Net asset value, end of period                             $11.40    $ 7.76   $12.82
                                                          -------------------------------
                                                          -------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                         49.92%   (36.33)%  28.20%

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                  $40,046   $23,663  $37,613
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $29,183   $35,864  $17,852
-----------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                        1.11%     0.87%    1.45%
 Expenses                                                     2.36%     2.18%(4) 1.94%(4)
-----------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                     37%       78%      27%(1)


1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999, were $26,143,811 and $18,275,385, respectively.


                     22 OPPENHEIMER DEVELOPING MARKETS FUND



CLASS B     YEAR ENDED AUGUST 31,                             1999      1998     1997(1)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                     $   7.69    $12.73  $ 10.00
--------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                         .04       .01      .03
 Net realized and unrealized gain (loss)                      3.68     (4.57)    2.70
                                                          ----------------------------
 Total income (loss) from investment
 operations                                                   3.72     (4.56)    2.73
--------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                         (.04)     (.02)      --
 Distributions from net realized gain                         (.07)     (.46)      --
                                                          ----------------------------
 Total dividends and distributions
 to shareholders                                              (.11)     (.48)      --
--------------------------------------------------------------------------------------
 Net asset value, end of period                             $11.30    $ 7.69   $12.73
                                                          ----------------------------
                                                          ----------------------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                         48.81%   (36.85)%  27.30%

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                 $ 21,028   $12,788  $20,470
--------------------------------------------------------------------------------------
 Average net assets (in thousands)                        $ 16,430   $18,673   $7,802
--------------------------------------------------------------------------------------
 Ratios to average net assets(3)
 Net investment income                                        0.37%     0.07%    0.87%
 Expenses                                                     3.10%     2.95%(4) 2.78%(4)
--------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                     37%       78%      27%(1)

1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999, were $26,143,811 and $18,275,385, respectively.

                     23 OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------


CLASS C     Year Ended August 31,                             1999      1998     1997(1)
--------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                      $  7.68    $12.74  $ 10.00
--------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                         .04       .02      .04
 Net realized and unrealized gain (loss)                      3.69     (4.58)    2.70
                                                            --------------------------
 Total income (loss) from investment operations               3.73     (4.56)    2.74
--------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                         (.03)     (.04)      --
 Distributions from net realized gain                         (.07)     (.46)      --
                                                            --------------------------
 Total dividends and distributions to shareholders            (.10)     (.50)      --
--------------------------------------------------------------------------------------
 Net asset value, end of period                             $11.31    $ 7.68   $12.74
                                                            --------------------------
                                                            --------------------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                         48.98%   (36.88)%  27.40%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                   $5,064    $3,061   $3,713
--------------------------------------------------------------------------------------
 Average net assets (in thousands)                          $4,022    $4,206   $1,560
--------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                        0.41%     0.24%    0.98%
 Expenses                                                     3.08%     2.95%(4) 2.77%(4)
--------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                     37%       78%      27%(1)

1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999, were $26,143,811 and $18,275,385, respectively.

See accompanying Notes to Financial Statements.


                     24 OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Developing Markets Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                   25 OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES  Continued

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of August 31, 1999, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $3,578,000, expiring in 2007.
--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each Trustee during the years of service. During the year ended August 31, 1999, a credit of $5,699 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $26,972 as of August 31, 1999.


                   26 OPPENHEIMER DEVELOPING MARKETS FUND

The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1999, amounts have been reclassified to reflect an increase in undistributed net investment income of $76,880. Accumulated net realized loss on investments was increased by the same amount.
--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                   27 OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STAEMENTS (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                               YEAR ENDED AUGUST 31, 1999      YEAR ENDED AUGUST 31, 1998
                                                 SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------
CLASS A
Sold                                           4,371,002    $ 42,720,089       3,153,898    $ 36,542,888
Dividends and/or distributions reinvested         59,038         498,873         137,965       1,466,572
Redeemed                                      (3,967,426)    (37,655,948)     (3,175,275)    (35,803,613)
                                              ----------------------------------------------------------
Net increase                                     462,614    $  5,563,014         116,588    $  2,205,847
                                              ----------------------------------------------------------
                                              ----------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                          1,618,428  $  16,240,189     1,231,248  $  14,160,669
 Dividends and/or distributions reinvested        20,507        172,670        64,707        685,899
 Redeemed                                     (1,441,572)   (14,330,900)   (1,240,445)   (13,597,790)
                                              ----------------------------------------------------------
 Net increase                                    197,363   $  2,081,959        55,510   $  1,248,778
                                              ----------------------------------------------------------
                                              ----------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                            392,347  $   3,833,222       419,799  $   4,895,743
 Dividends and/or distributions reinvested         4,083         34,424        15,549        164,660
 Redeemed                                       (346,893)    (3,347,917)     (328,388)    (3,701,452)
                                              ----------------------------------------------------------
 Net increase                                     49,537   $    519,729       106,960   $  1,358,951
                                              ----------------------------------------------------------
                                              ----------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 3. UNREALIZED GAINS AND LOSSES ON SECURITIES

 As of August 31, 1999, net unrealized depreciation on securities of $1,868,222 was composed of gross appreciation of $11,007,757, and gross depreciation of $12,875,979.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 1.00% of the first $250 million of average annual net assets of the Fund, 0.95% of the next $250 million, 0.90% of the next $500 million, and 0.85% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended August 31, 1999, was 1.00% of average net assets for each class of shares.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

                   28 OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                       AGGREGATE          CLASS A        COMMISSIONS     COMMISSIONS     COMMISSIONS
                       FRONT-END        FRONT-END         ON CLASS A      ON CLASS B      ON CLASS C
                   SALES CHARGES    SALES CHARGES             SHARES          SHARES          SHARES
                      ON CLASS A      RETAINED BY        ADVANCED BY     ADVANCED BY     ADVANCED BY
YEAR ENDED                SHARES      DISTRIBUTOR     DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)
 ---------------------------------------------------------------------------------------------------
August 31, 1999         $129,143          $37,678            $13,821        $150,610         $13,447


1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                                  CLASS A                    CLASS B                    CLASS C
                      CONTINGENT DEFERRED        CONTINGENT DEFERRED        CONTINGENT DEFERRED
                            SALES CHARGES              SALES CHARGES              SALES CHARGES
YEAR ENDED        RETAINED BY DISTRIBUTOR    RETAINED BY DISTRIBUTOR    RETAINED BY DISTRIBUTOR
-----------------------------------------------------------------------------------------------
August 31, 1999                       $--                    $56,988                     $2,250



     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended August 31, 1999, payments under the Class A Plan totaled $72,958, all of which was paid by the Distributor to recipients. That included $6,851 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.



                   29 OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 1999, were as follows:

                                                           DISTRIBUTOR'S    DISTRIBUTOR'S
                                                               AGGREGATE     UNREIMBURSED
                                                            UNREIMBURSED    EXPENSES AS %
                         TOTAL PAYMENTS  AMOUNT RETAINED        EXPENSES    OF NET ASSETS
                             UNDER PLAN   BY DISTRIBUTOR      UNDER PLAN         OF CLASS
-----------------------------------------------------------------------------------------
 Class B Plan                  $164,077         $134,322        $672,880            3.20%
 Class C Plan                    40,169           28,153          60,327            1.19

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

 Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.


                   30 OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 6. ILLIQUID OR RESTRICTED SECURITIES

As of August 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of August 31, 1999, was $1,436,804, which represents 2.17% of the Fund's net assets.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 7. Bank Borrowings


The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
     The Fund had no borrowings outstanding during the year ended August 31, 1999.

                     31 OPPENHEIMER DEVELOPING MARKETS FUND

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER DEVELOPING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Developing Markets Fund as of August 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from November 18, 1996 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Developing Markets Fund as of August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from November 18, 1996 (commencement of operations) to August 31, 1997, in conformity with generally accepted accounting principles.



 KPMG LLP


 Denver, Colorado
 September 22, 1999


                     32 OPPENHEIMER DEVELOPING MARKETS FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $0.1731, $0.1128, and $0.0979, per share were paid to Class A, Class B, and Class C shareholders, respectively, on December 16, 1998.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                     33 OPPENHEIMER DEVELOPING MARKETS FUND

OPPENHEIMER DEVELOPING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Rajeev Bhaman, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert G. Zack, Assistant Secretary
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISOR       OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DISTRIBUTOR              OppenheimerFunds Distributor, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER OppenheimerFunds Services
SERVICING AGENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CUSTODIAN OF             The Bank of New York
PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS     KPMG LLP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LEGAL COUNSEL            Mayer, Brown & Platt

                         This is a copy of a report to shareholders of Oppenheimer Developing Markets Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Developing Markets Fund. For material information concerning the Fund, see the Prospectus.



                         SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                     34 OPPENHEIMER DEVELOPING MARKETS FUND

OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 GLOBAL EQUITY

                 Developing Markets Fund       Global Fund
                 International Small Company
                  Fund                         Quest Global Value Fund
                 Europe Fund                   Global Growth & Income Fund
                 International Growth Fund


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 EQUITY

                 STOCK                         STOCK & BOND
                 Enterprise Fund(1)            Main Street-Registered Trademark-
                                                Growth & Income Fund
                 Discovery Fund                Quest Opportunity Value Fund
                 Main Street-Registered
                  Trademark-Small Cap Fund     Total Return Fund
                 Quest Small Cap Value Fund    Quest Balanced Value Fund
                 MidCap Fund                   Capital Income Fund(2)
                 Capital Appreciation Fund     Multiple Strategies Fund
                 Growth Fund                   Disciplined Allocation Fund
                 Disciplined Value Fund        Convertible Securities Fund
                 Quest Value Fund
                                               SPECIALTY
                                               Real Asset Fund
                                               Gold & Special Minerals Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 FIXED INCOME



                 TAXABLE                       MUNICIPAL
                 International Bond Fund       California Municipal Fund(3)
                 World Bond Fund               Florida Municipal Fund(3)
                 High Yield Fund               New Jersey Municipal Fund(3)
                 Champion Income Fund          New York Municipal Fund(3)
                 Strategic Income Fund         Pennsylvania Municipal Fund(3)
                 Bond Fund                     Municipal Bond Fund
                 U.S. Government Trust         Insured Municipal Fund
                 Limited-Term Government Fund  Intermediate Municipal Fund

                                               ROCHESTER DIVISION
                                               Rochester Fund Municipals
                                               Limited Term New York Municipal
                                                Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 MONEY MARKET(4)

                 Money Market Fund             Cash Reserves


1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.

2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY10048-0203.

-C- Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                     35 OPPENHEIMER DEVELOPING MARKETS FUND

INFORMATION AND SERVICES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
24-hr access to account information and transactions
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PHONELINK
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OPPENHEIMERFUNDS  INFORMATION  HOTLINE
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

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